SCHEDULE 14A INFORMATION

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                  Act of 1934
                              (Amendment No. ____)

Filed by the Registrant                              |X|
Filed by a Party other than the Registrant           |_|

Check the appropriate box:
|X|      Preliminary Proxy Statement
|_| Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
|_|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to ss.240.14a-12


                            Ameriprime Advisors Trust
                (Name of Registrant as Specified in Its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

|X|     No fee required.

|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        1)      Title of each class of securities to which transaction applies:
                ______________________________________________________________

        2)      Aggregate number of securities to which transaction applies:
                ______________________________________________________________

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ______________________________________________________________

        4)      Proposed maximum aggregate value of transaction:
                ______________________________________________________________

        5)      Total fee paid:
                ______________________________________________________________

|_|     Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1) Amount Previously Paid:
           ____________________________________________________________________

        2) Form, Schedule or Registration Statement No.:
           ____________________________________________________________________

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        4) Date Filed:
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



                            Monteagle Large Cap Fund

                        209 10th Avenue South, Suite 332
                           Nashville, Tennessee 37203

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held _________ ____, 2003

Dear Shareholders:

     The Board of Trustees of AmeriPrime Advisors Trust (the "Trust"), an open-end investment company organized as an Ohio business trust, has called a special meeting of the shareholders of the Monteagle Large Cap Fund (the "Fund"), a series of the Trust, to be held at the principal offices of the Trust, 431 Pennsylvania Street, Indianapolis, Indiana 46204, on _______ __, 2003 at 10:00 a.m., eastern standard time, for the following purpose:

1. Approval or disapproval of a new management agreement for the Fund with Nashville Capital Corporation, the Fund's investment manager.

2. Approval or disapproval of a new advisory agreement between Nashville Capital Corporation and Northstar Capital Management, Inc.

3. Transaction of such other business as may properly come before the meeting or any adjournments thereof.

     Shareholders  of record at the close of  business  on _______  __, 2003 are
entitled  to  notice  of,  and  to  vote  at,  the   special   meeting  and  any
adjournment(s) or postponement(s) thereof.

                                              By Order of the Board of Trustees



                                                                TIMOTHY ASHBURN
                                                        President and Secretary
_______ __, 2003

                             YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or by faxing it to 317-266-8756, whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

                            Monteagle Large Cap Fund

                        209 10th Avenue South, Suite 332
                           Nashville, Tennessee 37203
                                 _____________

                                 PROXY STATEMENT
                                 _____________

                         SPECIAL MEETING OF SHAREHOLDERS
                           To Be Held _______ __, 2003
                                 _____________

INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of AmeriPrime Advisors Trust (the "Trust"), on behalf of the Monteagle Large Cap Fund for use at the Special Meeting of Shareholders of the Fund to be held at the principal executive offices of the Trust, 431 Pennsylvania Street, Indianapolis, Indiana 46204, on _______ __, 2003 at 10:00 a.m., eastern standard time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about _______ __, 2003.

     The shareholders of the Fund are being asked to consider the approval of a new management agreement for the Fund with Nashville Capital Corporation ("Nashville Capital"), the Fund's investment manager, and the approval of a new advisory agreement for the Fund between Nashville Capital and Northstar Capital Management, Inc. ("Northstar"). Howe & Rusling, Inc. ("H&R") currently serves as the Fund's adviser and is responsible for the day-to-day management of the Fund.

     On July 21, 2003, the Board of Trustees of the Fund held a meeting at which it considered the performance of H&R. At that meeting, Nashville Capital recommended that the Fund terminate the current advisory relationship with H&R, and instead retain Northstar as the Fund's adviser. In addition, Nashville Capital requested an increase in the fees paid to it by the Fund, as the fees required to retain Northstar will be higher than those paid to H&R.

     Pursuant to the Investment Company Act of 1940, as amended (the "Investment Company Act"), the change of the Fund's adviser required the Board to consider a new advisory agreement between Nashville Capital and Northstar and the requested fee increase required the Board to consider a new management agreement between the Fund and Nashville Capital. In addition, under the new advisory agreement the fees paid by Nashville Capital to Northstar will increase over the fees currently paid to H&R.

     The Board approved the new agreements at the July meeting, subject to shareholder approval. The Board determined that the new agreements will enable the Fund to obtain management and advisory services of high quality and that approval of the new agreements is in the best interests of the shareholders of the Fund. Accordingly, the Board is now asking shareholders to approve the new investment management and advisory agreements. The new agreements contain the same terms as the previous agreements, except for the effective dates and the changes described above.

     If the shareholders approve the new advisory agreement, the name of the Fund will be changed to the "Monteagle Large Cap Growth Fund." The shareholders of the Fund are not required to approve this change for it to become effective.

     A copy of the Fund's most recent annual and semi-annual reports, including financial statements and schedules, are available at no charge by sending a written request to Thomas Napurano, Treasurer, AmeriPrime Advisors Trust, at the principal offices of the Trust, 431 Pennsylvania Street, Indianapolis, Indiana 46204, or by calling the Fund at (800)-459-9084.

                                   PROPOSAL I

                      APPROVAL OF MANAGEMENT AGREEMENT WITH
                          NASHVILLE CAPITAL CORPORATION

     Nashville Capital currently serves as the investment manager to the Fund. The proposed new management agreement is materially identical to the current management agreement, with the exception of an increased management fee the Fund pays Nashville Capital, and the effective dates. Approval of the new management agreement will raise the fees paid by the shareholders of the Fund.

     The following table compares the annual fees (based on average daily net assets) the Fund is currently obligated to pay Nashville Capital as compensation for its management services and agreement to pay the Fund's expenses, under the current management agreement, to the annual fee the Fund will be obligated to pay Nashville Capital under the new management agreement, if approved by the shareholders:

======================================== ====================== ================
                Assets                       Current Fees         Proposed Fees
---------------------------------------- ---------------------- ----------------
---------------------------------------- ---------------------- ----------------
Up to and including $25 million                  1.25%                1.35%
---------------------------------------- ---------------------- ----------------
---------------------------------------- ---------------------- ----------------
From $25 million up to and including             1.13%                1.25%
     $50 million
---------------------------------------- ---------------------- ----------------
---------------------------------------- ---------------------- ----------------
From $50 million up to and including             1.00%                1.10%
     $100 million
---------------------------------------- ---------------------- ----------------
---------------------------------------- ---------------------- ----------------
Over $100 million                                0.95%                1.00%
======================================== ====================== ================

     If the new fee structure described above had been in effect for the most recent fiscal year ended August 31, 2002, the aggregate advisory fees paid to Nashville Capital would have been approximately $_______. Under the current fee structure, Nashville Capital would have received $____________, absent any fee waiver and received $__________, after fee waivers. This would have represented a __% increase in the fees over the aggregate amount of advisory fees actually paid to Nashville Capital for the fiscal year ended August 31, 2002. [ratio of the difference between the new fees and existing fees as a percentage of the existing fees.]

     Nashville Capital is also the investment manager for three other Monteagle funds, two of which (the Monteagle Opportunity Growth Fund and the Monteagle Value Fund) have similar investment strategies to the Fund. The Opportunity Growth Fund and the Value Fund are obligated to pay Nashville Capital an annual management fee at the following annual rates:

======================================== =============================== ================
                Assets                      Opportunity Growth Fund        Value Fund
---------------------------------------- ------------------------------- ----------------
---------------------------------------- ------------------------------- ----------------
Up to and including $25 million                      1.35%                    1.35%
---------------------------------------- ------------------------------- ----------------
---------------------------------------- ------------------------------- ----------------
From $25 million up to and including                 1.30%                    1.25%
     $50 million
---------------------------------------- ------------------------------- ----------------
---------------------------------------- ------------------------------- ----------------
From $50 million up to and including                 1.18%                    1.10%
     $100 million
---------------------------------------- ------------------------------- ----------------
---------------------------------------- ------------------------------- ----------------
Over $100 million                                    1.10%                    1.00%
======================================== =============================== ================

The Current Management Agreement

     The current management agreement for the Fund between the Trust and Nashville Capital was renewed by the Board of Trustees, including a majority of the Trustees who are not interested persons as defined in the Investment Company Act, on October 21, 2002.

     The current management agreement requires Nashville Capital to (i) provide the Fund with such investment advice as it deems advisable, (ii) furnish a continuous investment program for the Fund consistent with the Fund's investment objectives and policies, and (iii) determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund's assets to be held uninvested, subject always to the Fund's investment objective, policies and restrictions as are in effect from time to time and subject further to such policies and instructions as the Board of Trustees may from time to time establish. The current management agreement also provides that Nashville Capital will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the business of the Fund. Under the current management agreement, Nashville Capital is responsible for providing general investment advice and guidance to the Fund, although the investment manager has the ability to delegate these responsibilities for the selection and ongoing monitoring of the securities in the Fund's investment portfolio to the Fund's adviser.

     The current management agreement is materially identical to the proposed new agreement with regard to payment of expenses, in that Nashville Capital pays most operating expenses of the Fund, excluding brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short) and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's trustees and officers with respect thereto. The Fund also pays expenses that are authorized to be paid by the Fund pursuant to Rule 12b-1 of the Investment Company Act.

     For the period January 18, 2000 (commencement of operations) through August 31, 2000, and for the fiscal years ended August 31, 2001 and 2002, the Fund paid advisory fees of $47,040, $150,260 and $88,382, respectively.

The New Management Agreement

     At its July 21, 2003 meeting, the Board of Trustees considered and approved, subject to approval by the shareholders of the Fund, a new management agreement for the Fund. The new management agreement will become effective upon shareholder approval.

     The new management agreement will remain in force for an initial term of two years, and from year to year thereafter, if such continuance is approved at least annually (a) by a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund or by vote of the Trust's Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to the new management agreement or "interested persons" (as defined in the Investment Company Act) of any party to the new management agreement ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. The new management agreement may be terminated at any time, on thirty (30) days written notice, without the payment of any penalty, by the Board of Trustees, or by a vote of the majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund, or by Nashville Capital at any time, on ninety (90) days written notice, without the payment of any penalty. The new management agreement will automatically and immediately terminate in the event of an assignment (as defined in Investment Company Act).

     In connection with purchases or sales of portfolio securities for the account of the Fund, Nashville Capital (or the Fund's adviser) will arrange for the placing of all orders for the purchase and sale of portfolio securities with brokers or dealers selected by Nashville Capital (or the Fund's adviser), subject to review of these selections by the Board from time to time. Nashville Capital (or the Fund's adviser) is responsible for the negotiation and allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, Nashville Capital (or the adviser) must at all times seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

     The liability provisions of the new management agreement are the same as the current management agreement. The new management agreement provides that Nashville Capital and its shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof shall not be liable for any damages, expenses or losses incurred by the Trust in connection with any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, the new management agreement or any other matter to which the agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of Nashville Capital's duties under the new management agreement, or by reason of reckless disregard by any such persons of Nashville Capital's obligations and duties under the new management agreement.

     Nashville Capital retains the right to use the name "Monteagle" in connection with another investment company or business enterprise with which Nashville Capital is or may become associated. The Trust's right to use the name "Monteagle" automatically ceases ninety (90) days after termination of the Agreement and may be withdrawn by Nashville Capital on ninety (90) days written notice.

     The new management agreement for the Fund is attached as Exhibit A. You should read the agreement. The description in this Proxy Statement of the agreement is only a summary.

Information Concerning Nashville Capital Corporation

     Nashville Capital is located at 209 10th Avenue South, Suite 332, Nashville TN 37203, and is a registered investment management firm organized as a Tennessee corporation in 1986. As of June 30, 2003, Nashville Capital managed assets of approximately $70 million. Sydney and Larry Catlett are the controlling shareholders of Nashville Capital. The names and principal occupations of the current principal executive officers and directors of Nashville Capital are set forth below. Unless otherwise indicated, the business address of each director and officer is 209 10th Avenue South, Suite 332, Nashville TN 37203.

--------------------- ----------------------------------- ----------------------
        Name           Position with Nashville Capital      Principal Occupation
--------------------- ----------------------------------- ----------------------
--------------------- ----------------------------------- ----------------------
Larry Catlett         Managing Principal                  Investment Advisor
--------------------- ----------------------------------- ----------------------
--------------------- ----------------------------------- ----------------------
Alec Dryden           Principal                           Administration
--------------------- ----------------------------------- ----------------------

                                   PROPOSAL II

                   APPROVAL OF NEW ADVISORY AGREEMENT BETWEEN
       NASHVILLE CAPITAL CORPORATION AND NORTHSTAR ASSET MANAGEMENT, INC.

     Subject to shareholder approval, Nashville Capital will enter into a new investment advisory agreement with Northstar. Under the terms of the agreement, subject always to the control of the Board of Trustees and Nashville Capital, Northstar will be required to furnish continuously an investment program for the Fund, and to use its best judgment to make investment decisions, place all orders for the purchase and sale of portfolio securities and execute all agreements related thereto. Pursuant to the proposed new agreement, Northstar will maintain books and records with respect to the securities transactions and render to Nashville Capital such periodic and special reports as Nashville Capital or the Trustees request. Northstar will pay all expenses incurred by it in connection with its activities under the advisory agreement other than the cost (including taxes and brokerage fees and commissions, if any) of securities and investments purchased for the Fund. Pursuant to the new advisory agreement, as compensation for Northstar's advisory services, Nashville Capital will pay Northstar an annual fee, computed and accrued daily and paid monthly, of 0.50% of net assets.

     Like the current advisory agreement with H&R, the new agreement permits Northstar to accept research services from brokers in return for allocating Fund brokerage transactions to the brokers. An explanation of the Fund's brokerage policies is set forth in Section 3 of Exhibit B.

     The new advisory agreement will become effective upon shareholder approval. The new agreement provides that it will remain in force for an initial term of two years, and from year to year thereafter, if such continuance is approved at least annually (a) by a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund or by vote of the Trust's Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Independent Trustees of the Trust (as defined in the Investment Company Act), cast in person at a meeting called for the purpose of voting on such approval. The new agreement may be terminated at any time, on thirty (30) days' written notice, without the payment of any penalty, by Nashville Capital with the consent of the Board of Trustees, by the Board of Trustees, or by a vote of the majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund, or by Northstar at any time, on ninety (90) days written notice, without the payment of any penalty. The advisory agreement will automatically terminate in the event of its assignment. The agreement requires Northstar to notify Nashville Capital and the Trust of any change of control.

     The new advisory agreement provides that Northstar shall not be liable for any error of judgment or mistake of law or any loss suffered by the Fund, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or from willful misfeasance, bad faith or gross negligence, or Northstar's reckless disregard of its obligations.

     The new advisory agreement for the Fund is attached as Exhibit B. You should read the agreement. The description in this Proxy Statement of the advisory agreement is only a summary.

The Current Advisory Agreement

     The current advisory agreement between Nashville Capital and H&R with respect to the Fund was approved by the shareholders at a meeting held on July 19, 2002. The current advisory agreement requires H&R to provide general investment advice and guidance to Nashville Capital and the Fund, and to select and monitor of the securities in the Fund's investment portfolio.

     The current advisory agreement is materially identical to the proposed new agreement, including with regard to payment of expenses, in that H&R pays all expenses incurred by it in connection with its activities under the advisory agreement other than the cost (including taxes and brokerage fees and commissions, if any) of securities and investments purchased for the Fund.

     For the fiscal year ended August 31, 2002, the Nashville Capital paid H&R advisory fees of $_________.

Information Concerning Northstar Capital Management, Inc.

     Northstar is located at 4400 PGA Boulevard, Suite 600, Palm Beach Gardens, Florida 33410 and is a registered investment management firm organized as a Florida corporation. As of June 30, 2003, Northstar managed assets of approximately $550 million. H. Kent Mergler, Stephen Mergler, Robert G. Jacobsen and Peter V. Van Beuren are the controlling shareholders of Northstar. H. Kent Mergler, CFA, CIC, president of Northstar, and Stephen K. Mergler, JD, vice president of Northstar, are primarily responsible for the day-to-day management of the Fund.

     The names, addresses and principal occupations of the principal executive officer and each director of Northstar are set forth below. Unless otherwise indicated, the business address of each director and officer is 4400 PGA Boulevard, Suite 600, Palm Beach Gardens, Florida 33410:

---------------------------- ----------------------------- ------------------------------
           Name                Position with Northstar         Principal Occupation
---------------------------- ----------------------------- ------------------------------
---------------------------- ----------------------------- ------------------------------
H. Kent Mergler              President                     Northstar Representative
---------------------------- ----------------------------- ------------------------------
---------------------------- ----------------------------- ------------------------------
Stephen K. Mergler           Vice President                Northstar Representative
---------------------------- ----------------------------- ------------------------------
---------------------------- ----------------------------- ------------------------------
Robert G. Jacobsen           Senior Vice President         Northstar Representative
---------------------------- ----------------------------- ------------------------------
---------------------------- ----------------------------- ------------------------------
Margaret R. Shea             Vice President                Northstar Representative
---------------------------- ----------------------------- ------------------------------
---------------------------- ----------------------------- ------------------------------
Peter V. Van Beuren          Senior Vice President         Northstar Representative
---------------------------- ----------------------------- ------------------------------

                                PROPOSALS I & II

Evaluation By The Board Of Trustees.

     The Board has determined that efficiency of portfolio investment management services can best be assured by approving a new management agreement and a new advisory agreement. The Board believes that the new agreements will enable the Fund to continue to obtain management and advisory services of high quality and that the approval of the new agreements is in the best interests of the Trust and the shareholders of the Fund.

     At a meeting of the Board of Trustees held on July 21, 2003, the Board, including the independent Trustees, evaluated the new management agreement with Nashville Capital and the impact on the Fund of retaining Northstar as the adviser of the Fund. The Board, including the independent Trustees, requested and reviewed, with the assistance of legal counsel, materials furnished by Nashville Capital and Northstar, including financial information, information regarding the current personnel of Nashville Capital and Northstar, the investment performance of Northstar's managed accounts, and Northstar's arrangements with various brokers whereby Northstar receives research services based on brokerage transactions placed with the broker. At the meeting, Larry Catlett of Nashville Capital discussed with the Board the reasons for the change in adviser. He stated that as the fund manager, Nashville Capital monitors the fund's portfolio and performance. He explained that after the acquisition of H&R by Third Security Management in late 2001 H&R had, in the manager's opinion, adopted a more aggressive investment style. Mr. Catlett indicated that this, along with the Fund's performance, had prompted the search for a new adviser. He described the due diligence steps taken by Nashville Capital prior to recommending Northstar. Mr. Catlett discussed the process by which Northstar was selected, and specifically discussed the personnel and investment style of Northstar. The Trustees reviewed and discussed reports comparing the performance and expenses of the Fund to the performance and expenses of several other funds with similar objectives and asset levels. The Independent Trustees met separately with legal counsel.

     Based on its review, the Board of Trustees believes that the terms of the new agreements are fair to, and in the best interests of, the Trust and the Fund's shareholders. Accordingly, the Board of Trustees, including the independent Trustees, unanimously recommends approval by the shareholders of the new agreements.

     In making this recommendation, the Trustees primarily evaluated (i) Nashville Capital's past performance as the investment manager of the Fund, (ii) financial statements of Nashville Capital, (iii) the experience, reputation, qualifications and background of Nashville Capital's personnel, (iv) the nature and quality of operations and services that Nashville Capital will continue to provide the Fund, (v) the benefits of continuity in services to be provided by Nashville Capital under the new management agreement, (vi) the past performance and experience of Northstar's investment personnel, (vii) Northstar's Balance Sheet and Profit and Loss Statement, (viii) the past investment performance of Northstar's managed accounts, (ix) Northstar's Code of Ethics, and (x) the nature and quality of operations and services that it is anticipated Northstar will provide the Fund.

     The Trustees also gave careful consideration to factors deemed relevant to the Trust and the Fund, including, but not limited to (i) the performance of the Fund since commencement of its operations, (ii) the investment objective and policies of the Fund, (iii) the financial condition of Nashville Capital, and
(iv) that the terms of each proposed agreement (other than the fees) are substantially identical to the terms of the previous agreement.

     The Board then discussed the proposed fee increase for the adviser (and the corresponding fee increase for the manager) and concluded that the increase was reasonable in light of (i) Northstar's performance record, and (ii) the fact that Nashville Capital pays all of the expenses of the Fund. After reviewing the financial information provided by Nashville Capital, the Board concluded that Nashville Capital's financial condition appeared adequate to satisfy its obligations under the new management agreement.

     After discussing the backgrounds and qualifications of Northstar's personnel, it was the consensus of the Board that Northstar is well positioned to perform the daily advisory responsibilities with respect to the Fund. The Board viewed as significant the fact that the management of the Fund and of Nashville Capital recommended Northstar after considerable due diligence. It was the consensus of the Trustees that Northstar and its portfolio managers are likely to provide additional resources that will enhance the quality of advisory services provided to the Fund.

     As a result of their considerations, the Trustees, including all of the Independent Trustees, determined that the new agreements are in the best interests of the Fund and the shareholders. Accordingly, the Board of Trustees unanimously approved the new management agreement and the new advisory agreement and voted to recommend them to shareholders for approval.

     THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSED MANAGEMENT AGREEMENT AND THE PROPOSED ADVISORY AGREEMENT.

                              OPERATION OF THE FUND

     The Fund is a diversified series of AmeriPrime Advisors Trust, an open-end management investment company organized as an Ohio business trust on August 3, 1999. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Trust retains various organizations to perform specialized services. As described above, the Fund currently retains Nashville Capital Corporation, 209 10th Avenue South, Suite 332, Nashville, TN 37203 as the manager and, until shareholder approval of the above described proposals, Howe & Rusling, Inc., 120 East Avenue, Rochester, New York 14604, currently serves as the investment adviser. The Fund retains Unified Fund Services, Inc. to manage the Fund's business affairs and provides the Fund with administrative services, and to act as the Fund's transfer agent and fund accountant. The Trust retains Unified Financial Securities, Inc. to act as the principal distributor of the Fund's shares. Both Unified Fund Services, Inc. and Unified Financial Securities, Inc. are located at 431 North Pennsylvania Street, Indianapolis, Indiana 46204.

                                    THE PROXY

     The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the meeting. A proxy for voting your shares at the meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the proposed new agreements between the Fund and Nashville Capital and between Nashville Capital and Northstar and at the discretion of the holders of the proxy on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or
(3) attending and voting in person at the meeting.

                          VOTING SECURITIES AND VOTING

     The close of business on _______ ___, 2003 is the record date for determining the shareholders entitled to notice of and to vote at the meeting or any adjournment(s) thereof (the "Record Date"). There were _______________ shares of beneficial interest of the Large Cap Fund issued and outstanding as of the Record Date. Only shareholders of record on the Record Date are entitled to vote at the meeting. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the meeting. The presence, in person or by proxy, of the holders of at least a majority of the aggregate number of shares of the Fund entitled to vote is necessary to constitute a quorum for the Fund at the meeting.

     An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of each proposed new agreement. As defined in the Investment Company Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

     Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the proposed agreements, non-votes and abstentions will have the same effect as a vote against each proposal because the required vote is a percentage of the shares present or outstanding.

                        SECURITY OWNERSHIP OF MANAGEMENT

     As of the Record Date, the Trustees and officers of the Trust beneficially owned no shares of the Fund.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of July 1, 2003, FAMCO, P.O. Box 1148, Columbia, TN 38402, owned 100% of the outstanding shares of the Fund and may be deemed to control the Fund. As the controlling shareholder, it would control the outcome of any proposal submitted to the shareholders for approval. The Trust knows of no other person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who beneficially owns more than 5% of the outstanding shares of the Fund.


                              SHAREHOLDER PROPOSALS

     The Trust has not received any shareholder proposals to be considered for presentation at the meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting.
Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the Investment Company Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Mr. Timothy Ashburn, President and Secretary, AmeriPrime Advisors Trust, 431 North Pennsylvania Street, Indianapolis, Indiana 46204.

                              COST OF SOLICITATION

     The Board of Trustees of the Trust is making this solicitation of proxies. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by Nashville Capital. In addition to solicitation by mail, [the Trust will request banks, brokers and other custodial nominees and fiduciaries, including FAMCO] to supply proxy materials to the beneficial owners of shares of the Fund of whom they have knowledge[, and Nashville Capital will reimburse them for their expenses in so doing]. Certain officers, employees and agents of the Trust, Nashville Capital and Northstar may solicit proxies in person or by telephone, facsimile transmission or mail, for which they will not receive any special compensation.

                                  OTHER MATTERS

     The Trust's Board of Trustees knows of no other matters to be presented at the meeting other than as set forth above. If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

                                 PROXY DELIVERY

     If you and another shareholder share the same address, the Trust may only send one proxy statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. For such requests, call the Trust at (800) 459-9084, or write the Trust at 431 North Pennsylvania Street, Indianapolis, Indiana 46204.
                                               BY ORDER OF THE BOARD OF TRUSTEES



                                                                 TIMOTHY ASHBURN
                                                         President and Secretary

Dated:  _______ ___, 2003

Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope or fax it to [317-266-8756].

                                                                      EXHIBIT A

                              MANAGEMENT AGREEMENT

TO:      Nashville Capital Corporation
         209 10th Avenue South, Suite 332
         Nashville TN 37203

Dear Sirs:

     AmeriPrime Advisors Trust, an Ohio business trust (the "Trust") herewith confirms our agreement with you.

     The Trust has been organized to engage in the business of an investment company. The Trust currently offers several series of shares to investors, one of which is the Monteagle Large Cap Fund (the "Fund").

     You have been selected to act as the investment manager of the Fund and to provide certain other services, as more fully set forth below, and you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows effective upon the date of the execution of this Management Agreement (this "Agreement").

     1. Management Services

     You will provide or arrange to be provided to the Fund such investment advice as you in your discretion deem advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund's investment objectives and policies. You will determine or arrange for others to determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund's assets to be held uninvested, subject always to the Fund's investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. You may delegate any or all of the responsibilities, rights or duties described above to one or more advisers who shall enter into agreements with you, provided the agreements are approved and ratified by the Board of Trustees including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the Investment Company Act of 1940, as amended (the "1940 Act"), by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the Fund. Any such delegation shall not relieve you from any liability hereunder.

     You will also advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board of Trustees and the appropriate committees of the Board regarding the conduct of the business of the Fund. You may delegate any of the responsibilities, rights or duties described above to one or more persons, provided you notify the Trust and agree that such delegation does not relieve you from any liability hereunder.

     2. Allocation of Charges and Expenses

     You will pay all operating expenses of the Fund, including the compensation and expenses of any trustees, officers and employees of the Fund and of any other persons rendering any services to the Fund including any adviser retained pursuant to Paragraph 1 above; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund's current and prospective shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders' meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund's shares (excluding expenses which the Fund is authorized to pay pursuant to Rule 12b-1 under the 1940 Act); and all other operating expenses not specifically assumed by the Fund.

     The Fund will pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's trustees and officers with respect thereto. The Fund will also pay expenses that it is authorized to pay pursuant to Rule 12b-1 under the 1940 Act. You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

     3. Compensation of the Manager

     For all of the services to be rendered and payments to be made as provided in this Agreement, as of the last business day of each month, the Fund will pay you a fee at the following annual rates:

======================================================= =================
                        Assets                                Fees
------------------------------------------------------- -----------------
------------------------------------------------------- -----------------
Up to and including $25 million                               1.35%
------------------------------------------------------- -----------------
------------------------------------------------------- -----------------
From $25 million up to and including $50 million              1.25%
------------------------------------------------------- -----------------
------------------------------------------------------- -----------------
From $50 million up to and including $100 million             1.10%
------------------------------------------------------- -----------------
------------------------------------------------------- -----------------
Over $100 million                                             1.00%
======================================================= =================

     The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Declaration of Trust of the Trust or a resolution of the Board, if required. If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund's net assets may lawfully be determined, on that day. If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

     4. Execution of Purchase and Sale Orders

     In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you (or the advisers retained pursuant to paragraph 1 above) will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you, subject to review of this selection by the Board from time to time. You (or the advisers) will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you (or the advisers) are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

     You (or the  advisers  retained  pursuant  to  Paragraph  1  above)  should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you (or the advisers) are authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which you exercise investment discretion. You (or the advisers) are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you (or the advisers) determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your (or the advisers') overall responsibilities with respect to the Fund and to accounts over which you (or the advisers) exercise investment discretion. The Fund and you (and the advisers) understand and acknowledge that, although the information may be useful to the Fund and you (or the advisers), it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution as described above, you (or the advisers) may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

     Subject to the provisions of the 1940 Act, and other applicable law, you (or the advisers retained pursuant to Paragraph 1 above), any of your (or the advisers') affiliates or any affiliates of your (or the advisers') affiliates may retain compensation in connection with effecting the Fund's portfolio transactions, including transactions effected through others. If any occasion should arise in which you (or the advisers) give any advice to clients concerning the shares of the Fund, you (or the advisers) will act solely as investment counsel for such client and not in any way on behalf of the Fund. Your (and the advisers') services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you (or they) may render investment advice, management and other services to others, including other registered investment companies.

     5. Limitation of Liability of Manager

     You may rely on information reasonably believed by you to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither you nor your shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

     Any person, even though also a director, officer, employee, member, shareholder or agent of you, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, member, shareholder or agent of you, or one under your control or direction, even though paid by you.

     6. Duration and Termination of this Agreement

     This Agreement shall take effect on the date of its execution, and shall remain in force for a period of two (2) years from the date of its execution, and from year to year thereafter, subject to annual approval by (i) the Board, or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the trustees who are not interested persons of you or the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.

     This Agreement may, on sixty days written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting securities of the Fund, or by you. This Agreement shall automatically terminate in the event of its assignment.

     7. Use of Name

     The Trust and you acknowledge that all rights to the name "Monteagle" or any variation thereof belong to you, and that the Trust is being granted a limited license to use such words in its Fund name or in any class name. In the event you cease to be the manager to the Fund, the Trust's right to the use of the name "Monteagle" shall automatically cease on the ninetieth day following the termination of this Agreement. The right to the name may also be withdrawn by you during the term of this Agreement upon ninety (90) days' written notice by you to the Trust. Nothing contained herein shall impair or diminish in any respect, your right to use the name "Monteagle" in the name of, or in connection with, any other business enterprises with which you are or may become associated. There is no charge to the Trust for the right to use this name.

     8. Amendment of this Agreement

     No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board, including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the 1940 Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the series to which the amendment relates.

     9. Limitation of Liability to Trust Property

     The term "AmeriPrime Advisers Trust" means and refers to the Trustees from time to time serving under the Trust's Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the trustees and shareholders of the Trust and signed by officers of the Trust, acting as such, and neither such authorization by such trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the State of Ohio.

     10. Severability

     In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

     11. Questions of Interpretation

     (a) This Agreement shall be governed by the laws of the State of Ohio.

     (b) For the purpose of this Agreement, the terms "majority of the outstanding voting securities," "control" and "interested person" shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934.

     (c) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

     12. Notices

     Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust is AmeriPrime Advisers Trust, 431 Pennsylvania Street, Indianapolis, Indiana 46204, and your address for this purpose shall be Nashville Capital Corporation, 209 10th Avenue South, Suite 332, Nashville TN 37203.

     13. Counterparts

     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     14. Binding Effect

     Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

     15. Captions

     The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

                                            Yours very truly,

                                            AmeriPrime Advisors Trust
ATTEST:

By: _________________________               By: ________________________________
Name/Title                                  Timothy Ashburn, President

Dated: ___________, 2003


                                            ACCEPTANCE:

                                            The foregoing Agreement is hereby
                                            accepted.

ATTEST:                                     Nashville Capital Corporation

By: __________________________              By: ________________________________
Name/Title                                  Sydney Catlett, President


Dated: ___________, 2003

                                                                      EXHIBIT B

                               ADVISORY AGREEMENT


     INVESTMENT ADVISORY AGREEMENT dated as of ________, 2003, between Nashville Capital Corporation, a Tennessee corporation (the "Manager"), and Northstar Capital Management, Inc., a Florida corporation (the "Adviser").

                               W I T N E S E T H:

     WHEREAS, the Manager acts as the investment manager to AmeriPrime Advisors Trust, an Ohio business trust (the "Trust"), pursuant to a Management Agreement, dated as of _________________ (the "Management Agreement");

     WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Manager desires to retain the Adviser to render investment Advisory services to the funds of the Trust set forth on the Exhibits to this Agreement (the "Funds"), and the Adviser is willing to render such services.

     NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, the parties hereto agree as follows:

     Section 1. Appointment and Status of Adviser. The Manager hereby appoints the Adviser to act as its agent to provide investment advisory service to each class of shares of beneficial interest of the Trust set forth on an executed Exhibit to this Agreement (each a "Fund"), for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. Although the Adviser shall be an agent of the Manager, the Adviser shall for all purposes herein be deemed to be an independent contractor of the Manager and the Trust and shall, unless otherwise expressly provided herein or authorized by the Manager or the Board of Trustees of the Trust from time to time, have no authority to act for or represent the Manager or the Trust in any way or otherwise be deemed an agent of the Trust.

     Section 2. Adviser's Duties. Subject to the general supervision of the Trust's Board of Trustees (the "Board") and the Manager, the Adviser shall, employing its discretion, manage the investment operations of each Fund and the composition of the portfolio of securities and investments (including cash) belonging to each Fund, including the purchase, retention and disposition thereof and the execution of agreements relating thereto, in accordance with the Fund's investment objective, policies and restrictions as stated in the Trust's then-current Prospectus and Statement of Additional Information (together, the "Prospectus") and subject to the following understandings:

     (a) The Adviser shall furnish a continuous investment program for each Fund and determine from time to time what investments or securities will be purchased, retained or sold by each Fund and what portion of the assets belonging to each Fund will be invested or held uninvested as cash;

     (b) The Adviser shall use its best judgment in the performance of its duties under this Agreement;

     (c) The Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Trust's Declaration of Trust, its By-Laws and its Prospectus and with the instructions and directions of the Trust's Board of Trustees and the Manager and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations;

     (d) The Adviser shall determine the securities to be purchased or sold by each Fund and as agent for the Trust will effect portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities, subject to Section 3 below;

     (e) The Adviser shall maintain books and records with respect to the securities transactions of each Fund and shall render to the Manager and the Trust's Board of Trustees such periodic and special reports as the Manager or the Board may request; and

     (f) The Adviser shall provide the Trust's custodian with such information relating to the Trust as may be required under the terms of the then-current custody agreement between the Trust and the custodian.

     Section 3. Brokerage. In connection with purchases or sales of portfolio securities for the account of a Fund, the Adviser will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you, subject to review of this selection by the Board from time to time. The Adviser will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, the Adviser will at all times seek for each Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

     The Adviser should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, the Adviser is authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which it exercises investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or the Adviser's overall responsibilities with respect to the Funds and to accounts over which the Adviser exercises investment discretion. The Funds and the Adviser understand and acknowledge that, although the information may be useful to the Funds and the Adviser, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Funds.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution as described above, the Adviser may give consideration to sales of shares of the Funds as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

     Subject to the provisions of the 1940 Act, and other applicable law, the Adviser, any of its affiliates or any affiliates of its affiliates may retain compensation in connection with effecting the Funds' portfolio transactions, including transactions effected through others. If any occasion should arise in which the Adviser gives any advice to clients of the Adviser concerning the shares of any Fund, the Adviser will act solely as investment counsel for such client and not in any way on behalf of the Fund. The Adviser's services to the Funds pursuant to this Agreement are not to be deemed to be exclusive and it is understood that the Adviser may render investment advice, management and other services to others, including other registered investment companies.

     Section 4. Books and Records. The Adviser shall keep the Trust's books and records required to be maintained by it pursuant to Section 2(e) of this Agreement. The Adviser agrees that all records that it maintains for the Trust are the property of the Trust and it will promptly surrender any of such records to the Trust upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Adviser with respect to the Trust by Rule 31a-1 under the 1940 Act.

     Section 5. Expenses of the Adviser. During the term of this Agreement, the Adviser will pay all expenses (including without limitation the compensation of all trustees or officers of the Trust who are "interested persons" of the Adviser, as defined in the 1940 Act) incurred by it in connection with its activities under this Agreement other than the cost of securities and investments purchased for each Fund (including taxes and brokerage commissions, if any).

     Section 6. Compensation of the Adviser. For the services provided and the expenses borne pursuant to this Agreement, the Manager will pay to the Adviser as full compensation therefore a fee with respect to each Fund at an annual rate as set forth on the Exhibit executed with respect to such Fund and attached hereto. This fee for each month will be paid to the Adviser during the succeeding month. For purposes of determining the fee payable hereunder, the net asset value of each Fund shall be calculated in the manner specified in the Trust's Prospectus.

     Section 7. Use of Name. The Trust, Manager and Adviser acknowledge that all rights to the name "Monteagle" belong to the Manager, and that the Trust is being granted a limited license to use such words in its Fund name or in any class name. In the event the Manager ceases to be the Manager, the Trust's right to the use of the name "Monteagle" shall automatically cease on the ninetieth day following the termination of this Agreement. The Manager may also withdraw the right to the name during the term of the Management Agreement upon ninety
(90) days' written notice by the Manager to the Trust. Nothing contained herein shall impair or diminish in any respect the Manager's right to use the name "Monteagle" in the name of, or in connection with, any other business enterprises with which the Manager is or may become associated. There is no charge to the Trust for the right to use these names.

     Section 8. Liability of the Adviser. Neither Adviser nor its shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof, shall be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with the matters to which this Agreement relates except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     Any person, even though also a director, officer, employee, shareholder, member or agent of Adviser, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with Adviser's duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member or agent of Adviser, or one under Adviser's control or direction, even though paid by Adviser.

     Section 9. Duration and Termination. The term of this Agreement shall begin on the date of this Agreement for each Fund that has executed an Exhibit hereto on the date of this Agreement and shall continue in effect with respect to each such Fund (and any subsequent Funds added pursuant to an Exhibit executed during the initial two-year term of this Agreement) for a period of two years from the date of its execution. This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually by (a) a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund or by vote of the Trust's Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. If a Fund is added pursuant to an Exhibit executed after the date of this Agreement as described above, this Agreement shall become effective with respect to that Fund upon execution of the applicable Exhibit and shall continue in effect until the next annual continuance of this Agreement and from year to year thereafter, subject to approval as described above. This Agreement may be terminated by the Manager or the Trust with respect to any Fund at any time, without the payment of any penalty, by the Manager with the consent of the Trust's Board of Trustees, by the Trust's Board of Trustees, or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund, in any such case on 30 days' written notice to the Adviser, or by the Adviser at any time, without the payment of any penalty, on 90 days' written notice to the Manager. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

     Section 10. Amendment. This Agreement may be amended by mutual consent of the Manager, the Adviser and the Trust, but the consent of the Trust must be approved (a) by vote of a majority of those Trustees of the Trustee who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) if required under then current interpretations of the 1940 Act by the Securities and Exchange Commission, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund affected by such amendment.

     Section 11. Notices. Notices of any kind to be given in writing and shall be duly given if mailed or delivered to the Adviser at 4400 PGA Boulevard, Suite 600, Palm Beach Gardens, Florida 33410, and to the Manager at 209 10th Avenue South, Suite 332, Nashville, TN 37203, or at such other address or to such other individual as shall be specified by the party to be given notice.

     Section 12. Governing Law. (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, without regard to the conflicts of laws principles thereof, and (b) any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said 1940 Act. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     Section 13. Severability. In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

     Section 14. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 15. Binding Effect. Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

     Section 16. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereto for otherwise affect their construction or effect.

     Section 17. Change of Control. Adviser undertakes to notify Manager and the Trust in writing sufficiently in advance of any change of control, as defined in
Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an assignment, as defined in Section 2(a)(4) of the 1940 Act, would occur.

     Section 18. Other Business. Except as set forth above, nothing in this Agreement shall limit or restrict the right of any of the Adviser's partners, officers or employees who may also be a trustee, officer, partner or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the date and year first above written.

MANAGER:                                    ADVISER:

NASHVILLE CAPITAL CORPORATION               NORTHSTAR ASSET MANAGEMENT, INC.

By: _________________________               By: ___________________________

Name: _______________________               Name: _________________________

Title: ______________________               Title: ________________________

                                     EXHIBIT
                                       To
                          Investment Advisory Agreement

                            AmeriPrime Advisors Trust

     For all services rendered by the Adviser hereunder with respect to the above-named Fund, the Manager shall pay to the Adviser, and the Adviser agrees to accept as full compensation for all services rendered hereunder, an annual fee with respect to each Fund equal to the percentage of the average daily net assets of the Fund set forth opposite its named below:

Fund                                                      Fee Percentage

Monteagle Large Cap Fund                                  0.50%







     IN WITNESS WHEREOF, the parties hereto have caused this Exhibit to be executed by their officers designated below as of the date set forth below.

MANAGER:                                    ADVISER:

NASHVILLE CAPITAL CORPORATION               NORTHSTAR ASSET MANAGEMENT, INC.

By:  ________________________               By: ___________________________

Name: _______________________               Name: _________________________

Title: ______________________               Title: ________________________

                                      PROXY

                            MONTEAGLE LARGE CAP FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                                _______ ___, 2003

     The undersigned shareholder of the Monteagle Large Cap Fund (the "Fund"), a series of AmeriPrime Advisors Trust (the "Trust"), hereby nominates, constitutes and appoints _______________ and ________________, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 431 North Pennsylvania Street, Indianapolis, Indiana 46204, on _______ ___, 2003 at 10:00 a.m., central time, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

     Approval of a new Investment Management Agreement between the Fund and Nashville Capital Corporation

         |_| FOR                  |_| AGAINST                      |_| ABSTAIN


     Approval of a new Advisory Agreement between Nashville Capital Corporation and Northstar Capital Management, Inc.

         |_| FOR                  |_| AGAINST                      |_| ABSTAIN

The Board of Trustees recommends a vote "FOR" the above proposals. The Proxy shall be voted in accordance with the recommendations of the Board of Trustees unless a contrary instruction is indicated, in which case the Proxy shall be voted in accordance with such instructions. In all other matters, if any, presented at the meeting, this Proxy shall be voted in the discretion of the Proxy holders, in accordance with the recommendations of the Board of Trustees, if any.

________________  DATED _______ ___, 2003
(Number of Shares)                              ________________________________
                                                     (Please Print Your Name)

                                                ________________________________
                                                     (Signature of Shareholder)

                                                ________________________________
                                                     (Please Print Your Name)

                                                ________________________________
                                                     (Signature of Shareholder)
                                                (Please date this proxy and sign
                                                your name as it appears on the
                                                label.Executors, administrators,
                                                trustees, etc. should give their
                                                full titles. All joint owners
                                                should sign.)

This Proxy is solicited on behalf of the Trust's Board of Trustees, and may be revoked prior to its exercise by filing with the President of the Trust an instrument revoking this Proxy or a duly executed Proxy bearing a later date, or by appearing in person and voting at the meeting.